UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 3, 2014

Ventas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10989	61-1055020
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

(877) 483-6827

(Registrant’s Telephone Number,
Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.                                        Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 3, 2014, after the close of business, Ernst & Young LLP (“EY”) notified Ventas, Inc. (the “Company”) that, in each case, due solely to a determination that EY was not independent of the Company for the referenced periods: (i) it was withdrawing its audit reports on the Company’s financial statements for the fiscal years ended December 31, 2012 and 2013 and its reports on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2012 and 2013, and that such reports should no longer be relied upon, and (ii) its quarterly review procedures with respect to the Company’s financial statements for the quarterly period ended March 31, 2014 should no longer be relied upon.  EY stated that it had concluded it was not independent of the Company due solely to an inappropriate personal relationship between an EY partner, who, until June 30, 2014, was the EY lead audit partner on the Company’s 2014 audit and quarterly review and was previously an audit engagement partner on the Company’s 2013 and 2012 audits, and an individual in a financial reporting oversight role at the Company.

EY has not brought any other matters to the Company’s attention that would affect the Company’s financial statements or internal control over financial reporting.

Nevertheless, in light of the requirements of the federal securities laws and regulations and because the purpose of the auditor independence rules is to provide investors with confidence that audits and reviews of public company financial statements are carried out objectively and impartially by independent accountants, the Company’s new independent accountant will re-audit and re-review, as appropriate, the financial statements.  There can be no assurance that the new independent accountant will reach the same conclusions as EY regarding the application of accounting standards, management estimates or other factors affecting the Company’s financial statements in connection with such accountant’s audit and review process, and that adjustments to or restatements of the Company’s financial statements for such periods will not be required as a result.

The Company’s Audit Committee as well as senior management discussed the matters described in this Item 4.02 with representatives of EY.  The Company has also provided EY with a copy of the disclosure set forth in this Item 4.02 and has requested that EY furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. EY’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 4.01.                                        Changes in Registrant’s Certifying Accountant.

On July 5, 2014, the Company terminated EY as the Company’s registered public accountant, effective immediately, due to EY’s determination that it was not independent of the Company with respect to the above referenced periods, and not for any reason related to the Company’s financial reporting or accounting operations, policies or practices.  The Company does not disagree with EY’s determination.

Before withdrawing its audit reports for the years ended December 31, 2012 and 2013 on the Company’s financial statements, none of EY’s audit reports for the fiscal years ended December 31, 2012 and 2013 contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. In addition, at no point during the two fiscal years ended December 31, 2013 and the subsequent interim period through July 5, 2014 were there any (i) disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, or (ii) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, other than EY’s withdrawal of its audit reports solely as a result of its determination that it was not independent of the Company for the above referenced periods, which is discussed under Item 4.02 and constitutes a reportable event under Item 304(a)(1)(v)(D) of Regulation S-K.

The Company has provided EY with a copy of the disclosure set forth in this Item 4.01 and has requested that EY furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. EY’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The decision to terminate EY was approved by the Company’s Audit Committee.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2014, the Company announced the separation of Robert J. Brehl, Chief Accounting Officer and Controller of the Company, from his position with the Company, effective July 3, 2014.  Mr. Brehl’s separation from the Company was not due to any disagreement with the Company regarding its financial reporting or accounting operations, policies or practices.

In connection with Mr. Brehl’s separation, Richard A. Schweinhart, Executive Vice President and Chief Financial Officer of the Company, will assume Mr. Brehl’s responsibilities and serve as the Company’s Acting Chief Accounting Officer, effective July 3, 2014.  Mr. Schweinhart’s biographical information is set forth under the heading “Our Executive Officers” in the Company’s definitive Proxy Statement for the 2014 Annual Meeting of Stockholders on Schedule 14A, filed on April 4, 2014, and such information is incorporated in this Item 5.02 by reference.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the results of the re-audit and re-review of the Company’s financial statements, the Company’s or its tenants’, operators’, borrowers’ or managers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. These forward-looking statements are inherently uncertain, and actual results may differ from the Company’s expectations. The Company does not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC. These factors include without limitation: (a) the ability and willingness of the Company’s tenants, operators, borrowers, managers and other third parties to satisfy their obligations under their respective contractual arrangements with the Company, including, in some cases, their obligations to indemnify, defend and hold harmless the Company from and against various claims, litigation and liabilities; (b) the ability of the Company’s tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (c) the Company’s success in implementing its business strategy and the Company’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments, including investments in different asset types and outside the United States; (d) macroeconomic conditions such as a disruption of or lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations, and changes in the federal or state budgets resulting in the reduction or nonpayment of Medicare or Medicaid reimbursement rates; (e) the nature and extent of future competition, including new construction in the markets in which the Company’s seniors housing communities and medical office buildings (“MOBs”) are located; (f) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (g) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (h) the ability of the Company’s operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the Company’s properties, to deliver high-quality services, to attract and retain qualified personnel and to attract residents and patients; (i) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, and the effect of those changes on the Company’s revenues, earnings and funding sources; (j) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (k) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (l) final determination of the Company’s taxable net income for the year ended December 31, 2013 and for the year ending December 31, 2014; (m) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases, the Company’s ability to reposition its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant or manager, and obligations, including indemnification obligations, the Company may incur in connection with the replacement of an existing tenant or manager; (n) risks associated with the Company’s senior living operating portfolio, such as factors that can cause volatility in the Company’s operating income and earnings generated by those properties, including without limitation national and regional economic conditions, costs of food, materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties; (o) changes in exchange rates for any foreign currency in which the Company may, from time to time, conduct business; (p) year-over-year changes in the Consumer Price Index or the UK Retail Price Index and the effect of those changes on the rent escalators contained in the Company’s leases and the Company’s earnings; (q) the Company’s ability and the ability of its tenants, operators, borrowers and managers to obtain and maintain adequate property, liability and other insurance from reputable, financially stable providers; (r) the impact of increased operating costs and uninsured professional liability claims on the Company’s liquidity, financial condition and results of operations or that of the Company’s tenants, operators, borrowers and managers, and the ability of the Company and the Company’s tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; (s) risks associated with the Company’s MOB portfolio and operations, including the Company’s ability to successfully design, develop and manage MOBs, to accurately estimate its costs in fixed fee-for-service projects and to retain key personnel; (t) the ability of the hospitals on or near whose campuses the Company’s MOBs are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; (u) the Company’s ability to build, maintain and expand its relationships with existing and prospective hospital and health system clients; (v) risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (w) the impact of market or issuer events on the liquidity or value of the Company’s investments in marketable securities; (x) merger and acquisition activity in the seniors housing and healthcare industries resulting in a change of control of, or a competitor’s investment in, one or more of the Company’s tenants, operators, borrowers or managers or significant changes in the senior management of the Company’s tenants, operators, borrowers or managers; (y) the impact of litigation or any financial, accounting, legal or regulatory issues that may affect the Company or its tenants, operators, borrowers or managers; and (z) changes in accounting principles, or their application or interpretation, and the Company’s ability to make estimates and the assumptions underlying the estimates, which could have an effect on earnings. Many of these factors are beyond the control of the Company and its management.

Item 9.01.                                        Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)  Exhibits:

Exhibit Number	Description

16.1	Letter of Ernst & Young LLP dated July 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTAS, INC.
(Registrant)

By:	/s/ Richard A. Schweinhart
Name:	Richard A. Schweinhart
Title:	Executive Vice President and Chief Financial Officer

Date: July 9, 2014

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter of Ernst & Young LLP dated July 9, 2014